                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

Form N-1A                                               File #2-74436

                                                        File 811-3287

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          ( )

Pre-Effective Amendment No. _____                                ( )

Post-Effective Amendment No. 20th                                (X)

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ( )

Post-Effective Amendment No. 20th                                (X)

                        (Check appropriate box or boxes)

                           NEW ALTERNATIVES FUND, INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

150 Broadhollow Road, Suite 306 Melville, New York             11747
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (631) 423-7373
-------------------------------------------------------------------------------
              *(Registrant's Telephone Number, including Area Code)

                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: See Below
                                              --------------------------

It is proposed that this filing will become effective

             [ ]  immediately upon filing pursuant to paragraph (b)
             [X]  on April 30, pursuant to paragraph (b)
             [ ]  60 days after filing pursuant to (a)
             [ ]  on April pursuant to paragraph (a) of rule (485)

                             (Check Appropriate Box)

                                   PROSPECTUS
                              DATED APRIL 30, 2001

                          NEW ALTERNATIVES FUND, INC.

                 150 Broadhollow Road, Melville, New York 11747
                   Telephone 1-800-423-8383 or 1-631-423-7373

          New Alternatives is a mutual fund seeking growth investment in various industries that are oriented to a clean environment with a SPECIAL interest in Alternative Energy

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                           PRINTED ON RECYCLED PAPER

                               TABLE OF CONTENTS

SUBJECT                                                                    PAGE
Fund Investments, Goals, Policy and Strategy ..............................   3
Special Interest - Alternative Energy .....................................   3
Main Risks of Investing in the Fund .......................................   3
Is This Fund for you? .....................................................   4
Average Annual Returns Bar Chart and Tables ............................... 4,5
Fees and Expenses of the Fund .............................................   5
Maximum Sales Charge ......................................................   5
Annual Fund Operating Expenses ............................................   5
Effect of Operating Expenses ..............................................   5
Investment Objectives and Strategy ........................................   6
Investment Formula ........................................................   6
Fund Definition of Alternative Energy .....................................   6
Alternative Energy: The Area of Special Interest ..........................   7
Related Products and Technologies in Which We Invest ......................   7
Illustrations of Problems and Advantages in Areas of Investment ........... 7,8
The Investment Manager and Advisor, Portfolio Managers ....................   8
Pricing Shares ............................................................   9
Minimum Investment, Minimum Subsequent Investment .........................   9
General Restrictions ......................................................   9
Transfer of Shares ........................................................   9
Redeeming Shares ..........................................................   9
Signature Requirements ....................................................   9
Dividends and Distributions ...............................................   9
Taxes .....................................................................   9
How to Purchase Shares ....................................................  10
Sales Loads Break Points ..................................................  10
Reduction or Modifications of Charges .....................................  10
Sales Charge Exemptions ...................................................  10
Transfer Agent ............................................................  10
Financial Highlights ......................................................  11
Fund Application Form .....................................................  15

               FUND'S INVESTMENT OBJECTIVES STRATEGIES AND GOALS

Similar to many funds, the Fund seeks long term capital gains by investing in common stocks. Investments are in a wide range of industries and in companies of all sizes.

New Alternatives Fund investment policies are materially different from other funds.

A: Most of this Fund's investments will be in companies that provide a contribution to a clean and sustainable environment.

B: There is a special interest in alternative energy. Alternative energy means production and conservation of energy by means which reduce pollution and harm to the environment; particularly when compared to conventional coal, oil or atomic energy. See page 6 for more information.

C: Companies with non-discriminatory practices at all levels of their work force are sought.

SPECIAL INTEREST ------------> ALTERNATIVE ENERGY

The Fund's goal is to invest 25% or more of assets in companies involved in alternative energy. That percentage may not always be achieved. There are presently a limited number of companies from which to choose.

                      MAIN RISKS OF INVESTING IN THE FUND

All mutual funds have a level of risk that comes from changes in the market and changes in the economy. Fund shares will fluctuate in value. Losses are possible.

New technologies may be feasible, but not cost effective. The Fund may not choose among them wisely. Interest in achieving a clean environment may diminish.

Investments in alternative energy and companies with environmental products are subject to political priorities and changing government regulation.

Reduced prices for recycled products can result when there are less expensive competing virgin materials available, causing companies collecting or using recycled materials to have reduced income.

There are risks from a failure to enforce environmental law. For example, should the government reduce environmental regulation or its enforcement, then companies that produce products designed to provide a clean environment, in which we invest, are less likely to prosper. Potential advantages of alternative energy may be slow in development and recognition.

See "Illustrations of Problems and Advantages in Different Areas of Investment", starting on page 7.

Part of the Fund portfolio may include small developing companies where risks are normally higher.

The Fund may invest up to 15% of its assets in foreign companies which publish information in English at levels comparable to US companies. Foreign investment has risks arising from currency fluctuation, tax and political changes. This disclosure of risks is not complete.

There are risks which cannot yet be envisioned.

                             IS THIS FUND FOR YOU?

This Fund's shares are not for investors seeking a high level of current income or safety. Investing in this Fund is not a complete investment program.

This Fund may appeal to investors with an interest in alternative energy, environmental improvement and social responsibility. Please understand that social responsibility is a subjective concept that is interpreted by the managers. No company in which we have previously invested, to our knowledge, has tested its products on animals.

This policy reduces the number of companies from which choices can be made.

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in the New Alternatives Fund, Inc. by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund 's average annual returns for one, five and ten years compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

The computations assume the reinvestment of all dividends and capital gain distributions. The information provides some indication of the risks of investing in the Fund. The bar chart does not reflect sales charges. If those items were included, the returns would be less than those shown in the chart.

                      Percent Change for Calendar Year (%)

60   50   40   30   20   10   0    -10  -20

25.6   4.9    2.9    -3.7   19.5   13.3   11.1   -10    8.47    51.8

1991   1992   1993   1994   1995   1996   1997   1998   1999    2000

                  Year (*Fiscal Year ended on 4/30 until 1987)


DURING THE 10 YEAR PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 33.86% (QUARTER ENDING MARCH 31, 2000) AND THE LOWEST RETURN FOR A QUARTER WAS -17.81% (QUARTER ENDING SEPT. 30, 1998).

Average Annual          2000    Five    Ten     Life of the
Total Returns                   Years   Years   Fund
New Alternatives Fund   44.57%  12.17%  10.76%  11.55%
Russell 2000 Index*     -3.02%  10.31%  15.53%  13.28%
*See Notes

NOTE 1: The Russell 2000 Index consists of the small US stocks It is a widely recognized index.

NOTE 2: Fund results were calculated according to a standard formula. The formula requires that the maximum sales charge of 4.75% be deducted. Results would be higher if they were calculated at net asset value. The indices represent stocks. The indices are unmanaged and do not reflect sales charges, commissions or expenses.

                         FEES AND EXPENSES OF THE FUND

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)

     Maximum Sales Charge as a percentage of the offering price ......    4.75%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

     Management Fee .....................................................  .72%
     Distribution (12b-1) ...............................................  None
     Other Expenses* ....................................................  .39%
                                                                          -----
     Total Annual Operating Expense ..................................... 1.11%

*Other expenses include fund operating expenses such as Custodian and transfer agent expenses.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000.00 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the maximum sales load and that your investment has a 5% return each year and the Fund's operating expenses remain the same. Your costs might be higher or lower, based on these assumptions your costs would be as indicated.

          1 year    3 years   5 years   10 years
          $582.80   $811.00   $1057.50  $1762.50

                       INVESTMENT OBJECTIVES AND STRATEGY

Investment Formula: There is no commitment to any formula in selecting investments such as favoring growth or value or any technical system. The Fund's Advisor selects securities for purchase or sale by subjectively balancing factors including the investment's relationship to the areas of interest and concentration. The Advisor assesses the perceived risk of the investment at a particular price. Attention is given to the perceived prospects for the company selected and its industry, with concern for economic, political and social conditions at the time. We consider expectations based on technology and skills of management.

The managers subscribe to a host of related trade publications relating to the Fund's area of interest, including "Photovoltaic Newsletter" and "Renewable Energy World". The managers review annual reports (Form 10K) and quarterly reports (Form 10 Q) of companies as filed with the SEC. The managers review daily news about every company in which the Fund invests and examine various analyst reports and studies of sales and purchases of shares by company officers.

The managers examine financial reports and discuss questions with company officers. We collect news from general and financial publications. We solicit and use information and opinions of our shareholders, many of whom are knowledgeable about the technologies in which we invest.

Money awaiting investment in stocks is generally kept in US Treasury Bills. The Fund maintains modest amounts in socially concerned (federally insured) banks that are committed to serving community needs.

                     FUND DEFINITION OF ALTERNATIVE ENERGY

Alternative energy and renewable energy are overlapping and related concepts. Such energy saves natural resources. It is energy that is environmentally superior to coal and oil.

The Fund does not include oil, and coal as presently used resources within its definition of solar and alternative energy. Alternative energy is cleaner. The Fund may invest in such companies when they are actively developing or producing such items as photovoltaics, fuel cells or developing other products and technologies related to the Fund areas of interest. There may be future technologies for the transformation of coal to a clean source of energy.

Wind, flowing water, energy conservation and geothermal heating are ancient but now employ new advanced technology.

Electricity produced by solar cells and fuel cells are relatively new. All of the technologies operate. The cost effectiveness of some of the newest technologies varies.

Atomic energy is not included as an area for alternative energy investment. There is a significant potential for accident, unresolved radioactive waste disposal problems, excessive cost and frequent community opposition. There is increasing distress with the cost of dismantling atomic energy facilities as they mature or depreciate.

                ALTERNATIVE ENERGY: THE AREA OF SPECIAL INTEREST

Alternative energy and related products, are illustrated below:

     *a.  solar cells produce electricity from sunlight,

     *b. fuel cells produce electricity from hydrogen, which has been separated from hydrocarbons,

     *c.  Hydroelectric power is clean, but is limited by geography,

     *d. geothermal energy is produced by heat produced from sources below the earth's surface,

     *e. conservation includes insulation, energy efficient electrical equipment, and transportation such as electric vehicles, bicycles and railroads,

     *f.  recycling is a form of energy and resource conservation,

     *g. cogeneration uses a single fuel to produce, simultaneously, general use electricity and heat or cooling.

              RELATED PRODUCTS AND TECHNOLOGIES IN WHICH WE INVEST

BATTERIES FOR SOLAR ENERGY: Solar cells depend on daylight to produce energy. Batteries are needed to store the energy. In some cases inverters are needed to convert direct current to alternating current.

NATURAL GAS is the cleanest of hydrocarbon conventional fuels. It is also the most promising current source of hydrogen for fuel cells.

RESOURCE CONSERVATION: Renewable biomass fuel saves resources. Lumber made from laminating cheap or waste wood or fast-growing trees is stronger than regular timber. It will help preserve hard wood forests. Paper made from fast-growing plants saves forests.

   ILLUSTRATION OF PROBLEMS AND ADVANTAGES IN DIFFERENT AREAS OF INVESTMENT:

RECYCLING: When steel from the Far East pours into the U.S., the price of recycled metals and the companies that collect and process metal falls. When raw material price for plastic production becomes inexpensive, the demand for recycled plastic declines. As a decline in resource availability becomes visible, prices for the recycled plastic material rises.

CONVENTIONAL ENERGY PRICES can fluctuate widely. Oil supplies are finite. Alternative energy technologies are expected to advance when oil prices rise. When there is an abundant and inexpensive supply of oil, investors may neglect alternative energy.

There are variable levels of public anxiety about national energy independence and the desire for alternatives that foster energy independence. There are polluting effects from oil and coal as currently used. All these considerations impact the demand for alternative energy.

CLEAN AIR AND CLEAN WATER investment grow when there are water-based epidemics, acid rain, polluted streams, reports of asthma and allergies. It falters when federal, state and local commitment fades. There is a continuing contest between opposition to government regulation and clean air and water.

SOLAR (PHOTOVOLTAIC) CELLS are presently used and attractive in remote areas where there is no utility grid. The costs are getting lower and the cells more powerful each year. They are not presently competitive with utility electric production.

FUEL CELLS appear to be more efficient than conventional utility produced electricity and cleaner. The main by-product is drinkable water. Commercial use is barely beginning. They are not yet proven to be cost efficient. Choosing the best cells and the companies that produce them may prove difficult.

ENVIRONMENTALLY GROWN AND PROCESSED FOODS are enjoying a period of growth. Producers, distributors and retailers are prospering. Many of the products cost more. The growth may not survive a poor economy.

MORE ALTERNATIVES: The list of energy alternatives and environmental solutions cannot be exhaustive or the comments complete.

Technologies such as Ocean Thermal Energy Conversion (OTEC), which uses ocean thermal variation or wave action from the ocean to produce electricity, are under development. There will be other new opportunities in new areas of alternative energy and new environmental products and technologies. The Fund will include them as they appear practical.

THE INVESTMENT MANAGER AND ADVISOR of the Fund is Accrued Equities, Inc. of 150 Broadhollow Rd. Melville, NY 11747. The company was founded in 1954 to advise the personal investment clients of then practicing lawyer Maurice Schoenwald.

The officers of the advisor are Maurice and David Schoenwald (father and son), who founded the Fund in 1982. The manager makes all investment decisions, provides office space, staff, telephone, administrative services, secretarial services, government regulatory compliance, information, preparation of documents and like services.

The management fee is 1% of the first $10 million of assets; .75 of 1% for the next $20 million; .50 of 1% for assets more than $30million and .45 of 1% for assets more than $100 million. This amounted to .72% of net assets in 2000.

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS: The managers are Maurice and David Schoenwald. They were local, private practicing attorneys, personally interested in social and environmental matters. They have managed the Fund since its inception.

David has been a journalist and an attorney with Law Services (a poverty law agency).

Maurice has had experience teaching law, practicing commercial law, arranging various investments and writing about investment.

They received financial and consultive assistance in founding the Fund from friends and neighbors. Since founding the Fund, they have sought and received advice from shareholders. Such help and commentary are solicited during each quarter.

The portfolio managers are attentive to and influenced by shareholder commentary.

PRICING SHARES: Shares are priced once at the end of each business day on which the New York Stock Exchange is open for trading. Pricing is based on the market value of the shares in the Fund portfolio. That is currently at 4:00PM Eastern time. Your purchase order will be priced at the market value, called NAV, next calculated after your order is received by the transfer agent, PFPC Inc.

MINIMUM INVESTMENT: The minimum Initial investment in the Fund is $2,500.00 or $2,000.00 for retirement plans such as IRA's or similar plans.

MINIMUM SUBSEQUENT INVESTMENT: After the minimum initial investment you can add as little as $50.00 at any time through an automatic investment arrangement with your bank. If you do not use the automatic system, the minimum additional investment is $250.00.

GENERAL RESTRICTIONS: If your account falls below $1,000.00 the fund reserves the right to return to you the current value of your account. The Fund will usually request that you increase your balance before closing your account.

The Fund reserves the right to refuse certain requests to purchase.

TRANSFER OF SHARES: You may, without charge, transfer shares to co-owners, children, parents, siblings, spouse, family trusts, grandchildren, grandparents and estates. Other transfers are not authorized. You can always redeem shares (sell shares back to the Fund) for their then current value.

REDEEMING SHARES: You may redeem shares at any time. The pricing will be at the next net asset value per share calculated after the transfer agent receives your written request.

If the Fund has not collected payment for your purchase of the shares, they will delay payment for your redemption until payment for the shares is collected. Shares for which no payment is collected will be canceled without notice.

SIGNATURE REQUIREMENTS: The following helps protect the Fund and its shareholders against fraud. Requests for redemption must be in writing signed by the person or persons named in the account and addressed to New Alternatives Fund, Inc. C/O PFPC Inc., 211S. Gulph Road, King of Prussia, Pennsylvania, 19406.

Signature guarantees are required. They can be provided by any of the following: a bank, registered stock broker on the New York Stock Exchange or savings and loan association.

If the amount redeemed is less than $2,500.00, the need for a guarantee may be waived if the proceeds go to the fund owners at their last filed address.

DIVIDENDS AND DISTRIBUTIONS: Once a year the Fund pays its shareholders dividends from net investment income received and distributes any net capital gains that it has realized. Your distributions will be reinvested in the Fund unless you instruct otherwise.

TAXES: The Fund expects to make distributions that will be taxed as ordinary income or capital gains. Fund dividends and distributions are taxable to most investors unless your investment is in an IRA or other tax- advantaged account. The dividends and distributions are taxed whether paid or re-invested. IRA accounts and like account holders pay taxes when you receive benefits. The tax status of your dividends and gains distributions will be detailed in your annual tax statement from the Fund.

HOW TO PURCHASE SHARES: On the last page, before the cover, is an order form. Should you wish to open an IRA account or some other special account, please call the Fund and you will receive the forms. The order should be sent to our transfer agent addressed to New Alternatives Fund, Inc. C/O PFPC Inc., PO Box 61503, 211 S. Gulph Road, King of Prussia, Pennsylvania 19406.

MORE INFORMATION: You can reach the Fund by phone at 1-800-423-8383. We can supply general information, details about Fund policy, annual reports, statements of additional information and prospectuses.

The transfer agent can tell you about the status of your account. The transfer agent can be reached at 610-239-4600

                     SALES LOADS BREAK POINTS (SALES LOADS)

                                                         Sales Commission as a
Purchase                 Sales Commission as a           percentage of Net
Amount                   percentage of offering price    Asset Value

$2,500 to $25,000                 4.75%                        4.987%

$25,001 to $100,000               3.85%                        4%

$100,001 or more                  2.91%                        3%

REDUCTIONS OR MODIFICATIONS IN CHARGES ARE AVAILABLE:

1. SUBSEQUENT ADDITIONAL PURCHASES: If you add to your holdings and pass the threshold into larger category, the sales charge for the additional purchases will be at the reduced rate of the newly obtained category.

2. PURCHASES MADE BY FAMILIES: Investors may combine family purchases into a single transaction to qualify for a reduced sales charge. This includes purchases by: spouses, children, parents, siblings, grandparents and family trusts.

It is each investor's responsibility to notify the transfer agent at the time of purchase of eligibility for such reduced sales charge. Attach a note to your order or call before making the order to assure your reduced arrangement.

SALES CHARGES EXEMPTIONS: People or institutions who may invest in the Fund without paying sales charges are:

A. Non Profit or Charitable Organizations (as defined in Section 501 (c) (3) of the Internal Revenue Code) investing $25,000 or more.

B. Clients of an Investment Advisor in the U.S. If the client is charged an ongoing fee by the investment advisor for advisory services.

C. Brokers who are purchasing for their own account who will not transfer their shares.

D. Officers and employees of the Fund and manager and their families.

Persons using the above privileges are obliged to note the facts on their order form. Calling the fund office in advance can help prevent errors.

TRANSFER AGENT: All Fund books and records are maintained by PFPC Inc., our transfer agent. They serve many mutual funds including large funds.

PERSONAL PRIVACY: The Fund and its transfer agent has a policy of not releasing information about its shareholders without the shareholders permission except under legal requirements.

FINANCIAL HIGHLIGHTS: This table describes the fund's performance for the periods indicated. "Total Return" shows how much your investment in the fund would have increased or (decreased) during each period. It assumes you reinvested all dividends and distributions. These figures have been independently audited by Joseph Don Angelo, CPA whose report along with the fund's financial statement is included in the annual report. These are available upon request.

                                 PER SHARE DATA

                              FINANCIAL HIGHLIGHTS

               STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

                  FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING*

                             Year End     Year End      Year End      Year End      Year End    Year End    Year End      Year End

                             12/31/00     12/31/99      12/31/98      12/31/97      12/31/96    12/31/95    12/31/94      12/31/93

Net asset value at
beginning of period          $  28.85     $  28.54      $  32.07      $  30.87      $  30.51      $28.14      $30.00      $  29.95
                             --------     --------      --------      --------      --------    --------    --------      --------

Investment Income            $    .79     $    .66      $    .52      $    .64      $    .73      $  .75      $  .72      $    .62

Expenses                          .42          .38           .37           .38           .39         .40         .40           .33
                             --------     --------      --------      --------      --------    --------    --------      --------

Net Investment Income             .37          .28           .15           .26           .34         .35         .32           .29
Net realized and
unrealized gain (Loss)
on investment                   14.93         2.14         (3.22)         3.16          3.72        5.14       (1.43)          .58
                             --------     --------      --------      --------      --------    --------    --------      --------

Total from Investment
Operations                      15.30         2.42         (3.07)         3.42          4.06        5.49       (1.11)          .87
Distributions from net
Investment Income                (.37)        (.28)         (.15)         (.26)         (.34)       (.35)       (.32)         (.29)
Distributions from net
realized gain                   (2.12)       (1.83)         (.16)        (1.96)        (3.36)      (2.77)       (.43)         (.53)
                             --------     --------      --------      --------      --------    --------    --------      --------

Total Distributions             (2.49)       (2.11)         (.31)        (2.22)        (3.70)      (3.12)       (.75)         (.82)

Net change in net asset
value                           12.44          .31         (3.53)         1.20           .36        2.37       (1.86)          .05
Net asset value
as of end of the period      $  41.29     $  28.85      $  28.54      $  32.07      $  30.87      $30.51      $28.14      $  30.00
                             --------     --------      --------      --------      --------    --------    --------      --------

Total Return
(sales load not
reflected)                       51.7%         8.5%        (10%)          11.1%         13.3%       19.5%       (3.7%)         2.9%

Net assets, end of
period                       $ 52,773     $ 32,555      $ 33,021      $ 37,941      $ 35,549    $ 32,236    $ 28,368      $ 31,567
Ratio of operating
expense to net
assets**                         1.11%        1.13%         1.18%         1.15%         1.21%       1.28%       1.30%         1.11%
Ratio of net investment
income to average net
assets**                         1.01%         .89%          .49%          .79%         1.04%       1.12%       1.04%          .96%

Portfolio turnover               59.7%        87.3%         32.4%         53.9%         51.2%       48.72%      33.00%        18.36%
Number of shares
outstanding
at end of period***          1,211,783    1,058,230     1,156,952     1,111,377     1,038,561     965,769     984,847     1,026,460



                             Year End    Year End    Year End    Year End    Year End    First Seven
                                                                                              Months
                             12/31/92    12/31/91    12/31/90    12/31/89    12/31/88        4/30/83
                                                                                                ****
Net asset value at
beginning of period            $29.19      $24.62      $27.57      $22.55      $18.85       $  12.50
                             --------    --------    --------    --------      ------          -----

Investment Income              $  .62      $  .72      $  .70      $  .73      $  .67          $ .38

Expenses                          .28         .29         .27         .26         .25            .20
                             --------    --------    --------    --------      ------          -----

Net Investment Income             .34         .43         .43         .47         .42            .18
Net realized and
unrealized gain (Loss)
on investment                    1.10        5.86       (2.53)       5.41        4.09           3.08
                             --------    --------    --------    --------      ------          -----

Total from Investment
Operations                       1.44        6.29       (2.10)       5.88        4.51           3.26
Distributions from net
Investment Income                (.34)       (.43)       (.43)       (.47)       (.42)          (.18)
Distributions from net
realized gain                    (.34)      (1.29)       (.42)       (.39)       (.39)          (.19)
                             --------    --------    --------    --------      ------          -----

Total Distributions              (.68)      (1.72)       (.85)       (.86)       (.81)          (.37)

Net change in net asset
value                             .76        4.57       (2.95)       5.03        3.71           2.89
Net asset value
as of end of the period        $29.95      $29.19      $24.62      $27.57      $22.55       $  15.39
                             --------    --------    --------    --------      ------          -----

Total Return
(sales load not
reflected)                        4.9%       25.6%       (7.6%)      26.0%       23.9%          10.4%

Net assets, end of
period                       $ 28,896    $ 23,931    $ 16,433    $ 11,893      $6,162          $ 163
Ratio of operating
expense to net
assets**                         1.04%       1.18%       1.27%       1.25%       1.24%          1.08%
Ratio of net investment
income to average net
assets**                         1.25%       1.74%       2.08%       2.20%       2.18%          1.69%

Portfolio turnover               13.10%      21.50%      24.70%      14.60%      25.88%         74.50%
Number of shares
outstanding
at end of period***            945,006     776,974     646,664     419,212     264,414         10,592

   * All Adjusted for two for one share split on July 26, 1985 and January 2, 1990
  **  Annualized and includes state taxes
 *** Shares immediately prior to dividend - Fund commenced operation on September 3, 1982
**** At this time the Fund was on fiscal year. Table for 1983-1987 is available on request. Deleted to make space.

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                                       12

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                                       13

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                                       14

--------------------------------------------------------------------------------
                       APPLICATION FOR PURCHASE OF SHARES
--------------------------------------------------------------------------------

New Alternatives Fund, Inc.     Phone (800) 423-8383 for General Inquiries
c/o PFPC Inc.                   Phone (610) 239-4600 for Account Status
P.O. Box 61503
211 S. Gulph Road
King of Prussia, PA 19406

I hereby remit $__________________($2,500.00 minimum) to be applied toward the purchase of shares and fractions thereof of New Alternatives Fund, Inc. For IRA's see seperate application. Please register the shares as follows:

(PLEASE PRINT OR TYPE CLEARLY)

Your Phone # ______________________Alternative Phone #__________________________
            area code     telephone                   area code       telephone

1. ACCOUNT REGISTRATION (check one)

[ ] Individual__________________________________________________________________
               first name               middle initial            last name

[ ] Joint Tenant________________________________________________________________
               first name               middle initial            last name

[ ] Gifts to Minors___________________under the____________________Uniform Gifts
                    name of custodian              name of state

     to Minors Act as custodian for_____________________________________________

[ ] Other_______________________________________________________________________
         Indicate name of corporation, other organization of fiduciary capacity; if trustee, include date of trust instrument.

2. MAILING ADDRESS______________________________________________________________
                  street            city             state             zip code

3. SOCIAL SECURITY (OR IDENTIFICATION) NUMBER___________________________________
                                            (Use Social Security Number of minor
                                             or custodian for minor account.)

I have received a copy of the Fund's Prospectus dated April 30, 2001. I understand that dividends and distributions will be reinvested in additional shares unless payment in cash is requested in writing. I certify and affirm, under penalty of perjury, the above tax number is correct. I am over the age of eighteen.

X_____________________________________ X________________________________________
Signature of Applicant/Date              Signature of Joint Owner, if any/Date

Mail this form, when completed, to New Alternatives Fund, Inc., c/o PFPC Inc., P.O. Box 61503, 211 S. Gulph Road, King of Prussia, PA 19406, together with a check payable to the order of New Alternatives Fund, Inc., drawn in US currency on a bank in the United States.


--------------------------------------------------------------------------------
           To be completed by Broker or Investment Advisor - If any.



--------------------------------------------------------------------------------

More Information is available:

A. There is a Statement of Additional Information, referred to as SAI. This provides details of Fund organization, rules, officers, directors, history, limitations on types of investment and policies. The SAI is considered incorporated by reference to the prospectus and is considered a part of the prospectus.

B. Annual and Semi-Annual Reports to Shareholders contain a discussion of the market conditions and strategy that significantly affected the Fund's performance during its last fiscal year. It also lists portfolio holdings at the end of the year.

To obtain all or any of this information or other information about the Fund without charge contact:

By telephone: Call 1-800-423-8383

By mail: New Alternatives Fund, 150 Broadhollow Road, Melville  NY
11747

On the Internet: Text-only versions of Fund documents can be viewed online or downloaded from: SEC -- http://www.sec.gov

At the SEC You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC. (Phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

The Fund SEC file number is: 811 - 3278

                            PRINTED ON RECYCLED PAPER




                                NEW ALTERNATIVES
                                   FUND, INC.




                                   PROSPECTUS




                                 APRIL 30, 2001

Item 10

                                                                   File 811 3287
                                                                          Part B

                           New Alternatives Fund, Inc.
                       Statement of Additional Information
                                 April 30, 2001

                           New Alternatives Fund, Inc.              File 2 74436
                         150 Broadhollow Road, Suite 306
                               Melville, NY 11747
                                 (631) 423-7373
                                 (800) 423-8383

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of New Alternatives Fund, Inc., dated April 30, 2001. The Fund's most recent Annual and Semi-Annual Financial Reports are separate documents, and are incorporated by reference to this Statement of Additional Information. Requests for copies of the prospectus and Financial reports should be made by either calling the above listed number, or by writing to the Fund.

                                TABLE OF CONTENTS

                       Statement of Additional Information

                                                            Page    Cross
                                                                    Reference to
                                                                    prospectus

History of the Fund                                         B-2
Description of the Fund and its Investments and Risks       B-2
Management of the Fund                                      B-4
Control Persons and Principal Holders of Securities         B-6
Investment Advisor and Other Services                       B-7
Brokerage, Allocation and Other Practices                   B-9
Description of Shares                                       B-9
Purchase, Redemption and Pricing of Shares                  B-11
Taxation of the Fund                                        B-12
Underwriters                                                B-13
Investment Results and Related Statistics                   B-13
Financial Statement                                         B-14

Item 11

                               History of the Fund

The Certificate of Incorporation of the Fund was filed in New York, on January 17, 1978. The Fund was an inactive corporation until it commenced its activities as a mutual fund on September 3, 1982. The original name of the corporation, The Solar Fund, Inc. was changed to its present name on August 6, 1982.

Item 12

              Description of the Fund and its Investments and risks

                                 Classification

a) New Alternatives Fund, Inc. is an open-end management investment company known as a mutual fund. The Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer.

b) The Fund seeks long-term growth by investing in common stocks, and has a particular interest in stocks of companies in various industries oriented to a clean energy and the environment.

         The Fund will invest in equity securities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.

         The Fund may invest in stocks of smaller companies. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings thus creating a greater chance of loss than securities of larger capitalization companies.

         Foreign Securities: The Fund may invest up to 15% of its assets in foreign securities. Investments in foreign securities may present risks not typically involved in domestic investments. The Fund may purchase foreign securities directly, on foreign markets, or those represented by American Depositary Receipts ("ADRs"). ADRs are US dollar denominated and traded in the US on exchanges or over the counter. By investing in ADRs rather than directly in foreign issuers' stock, the Fund may possibly avoid some currency and some liquidity risks. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded.

                         Fund Policies and Restrictions

c) Concentration: The Fund has a special interest in Alternate Energy. The Fund concentrates at least twenty-five percent (25%), except during defensive periods, of its investments in common shares of companies, which have an interest in alternate energy. Alternative energy may be defined differently by various authorities. The Fund definition is shown in the prospectus.

                             Investment Restrictions

The following investment restrictions are deemed to be fundamental policies of the Fund. As such, the Fund may not, without the affirmative vote of a majority of its shareholders*:

1- Borrow money, except from banks for temporary or emergency purposes in an amount not in excess of five percent (5%) of the market value of its total assets (not including the amount borrowed). The Fund will not invest in portfolio securities while outstanding borrowing exceeds five percent (5%) of the market value of its assets. The Fund does not seek to borrow at all.

2- Purchase on margin or sell short or write or purchase put call or call options.

3- Pledge any of its assets except that up to ten percent (10%) of the market value of its total assets may be pledged in connection with borrowing permitted by (1) above. The Fund does not seek to pledge any of its assets.

4- Lend any of its assets other than through the purchase of a portion of publicly distributed notes, bonds, negotiable certificates of deposit or other debt securities.

5- Underwrite or participate in any underwriting of securities, except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter under the federal securities law.

6- Buy more than ten percent (10%) of the outstanding voting securities of any one issuer.

7- Buy securities of any company (including its predecessors or controlling persons) that has not been in business for at least three
         (3) continuous years, if such investment at the time of purchase would cause more than ten percent (10%) of the total assets of the Fund (at market value) to be invested in securities of such companies.

8- With respect to seventy-five percent (75%) of its assets (at market value), invest more than five percent (5%) of such assets in securities of any one issuer, other than the US Government, its agencies or instrumentality.

9- Buy or hold securities of any issuer if, to the knowledge of the Fund, any Officer, Director or ten (10%) shareowner of the Manager owns individually one-half (1/2) of one percent (1%) of a class of securities of such issuer and such persons owning one-half (1/2) of one percent (1%) of such class together own beneficially more than five percent (5%) of such securities.

10- Purchase securities of any other investment company, except as part of a merger, consolidation or other recognition.

11- Participate, on a joint or joint and several basis, in any trading account in securities.

12- Buy or sell any real estate, real estate mortgages, commodities or commodity contract.

13-      Issue senior securities.

14- Invest more than ten percent (10%) of its total assets (at market value) in securities the disposition of which would be subject to legal restriction or securities for which there are no readily available market quotations. The Fund does not seek to invest in any restricted securities or securities for which there are not readily available market quotations.

15- Will not engage in arbitrage or trade for the control or management of another company.

16- Invest more than fifteen percent (15%) of its assets in securities of companies outside the United States.

17- Invest more than twenty-five percent (25%) of the Fund's assets in any single industry; excluding the solar and alternative energy industries as described in the "Investment Objectives" and "Choice of Companies for Investments" sections of the prospectus in which the Fund will always invest more than twenty-five percent (25%) of its assets excepting during defensive periods.

                         d- Temporary Defensive Position

For temporary defensive purposes - which may include a lack of adequate purchase candidates or an unfavorable market environment - the Fund may invest in cash or cash equivalents. Cash equivalents include instruments such as US Government and agency obligations, certificates of deposit and time deposits.

Item 13

                             Management of the Fund

                              a- Board of Directors

Under the laws of the state of New York, the Board of Directors of the Fund is responsible for managing the business and affairs of the Fund. As is true of most mutual funds, daily management is delegated to the Fund Manager, Accrued Equities, Inc.

None of the Directors have any role in managing other mutual funds or any management interest or financial interest in stock brokerage firms.

                            b- Directors and Officers

                                                                                                            Number
Name, Address & Age        Position with Fund                                                               of Shares
*Maurice L. Schoenwald     Director (since 1982),     Member of New York
Age 81                     Chairmen,                  (1947) & Florida (1978) Bar;
Longboat Key, FL           Vice President             Fund Chairman & Founder;
Bayshore, NY                                          author of articles on legal and
                                                      investment questions; former
                                                      faculty, Hofstra University.
                                                      Secretary and Vice President
                                                      of Accrued Equities.                                   5516.653

*David J. Schoenwald       Director (since 1982),     Member of New York Bar
Age 51                     President, Secretary       (1979); Fund Founder.  Formerly
Huntington Bay, NY         Treasurer                  reporting staff of Newark Star
                                                      Ledger; Now member, Schoenwald

                                       -4-






                                                      & Schoenwald P.C., Attorneys;
                                                      Son of Maurice L. Schoenwald.
                                                      President of Accrued Equities.                         4009.198

Arthur G. Kaplan       Director                       Admitted to practice law,
Age 78, Retired        (since 1982)                   New York (1951), Oregon (1956)
Lake Oswego, OR                                       District of Columbia (1959);
                                                      Formerly Assistant Attorney General
                                                      State of Oregon; Assistant Counsel,
                                                      two U.S. Senate Subcommittees;
                                                      Special Counsel, Curtis Publishing
                                                      Co.; retired as Director of
                                                      Enforcement, Office of Anti-boycott
                                                      Compliance, U.S. Department of
                                                      Commerce.                                             285.426

Sharon Reier           Director                       Financial Journalist
Age 53                 (since 1982)                   contributing to Business Week &
Coconut Creek, FL                                     International Herald Tribune.
                                                      Former Regional Editor Financial
                                                      World Magazine; Former Editor
                                                      with Board Room; Former
                                                      Contributing Editor; Institutional
                                                      Investor; Formerly staff of Forbes
                                                      & American Bankers.                                   827.923

*Dorothy Wayner        Director                       President Dwayner/
Age 63                 (since 1982)                   Communications/Advertising and
New York               Vice President                 Publishing, NY.  MBA-New York
                       (since 2000)                   University: member and former
                                                      Officer Board Director of Advertising
                                                      Women of New York, a private
                                                      Organization; President Kaleidoscope
                                                      Kids, Inc. a non-profit organization
                                                      promoting creativity in middle
                                                      school kids.                                          1539.169

Lee Clayton            Director                       R.N., MS; First Fund Investor. Member
Age 74, Retired        (since 1982)                   Sierra Club & New York Nature
Hauppauge, New York                                   Conservancy.                                          564.420

Dudley Clayton         Director                       Graduate Education in Horticulture.
Age 77, Retired        (since 1982)                   Present Director and retired Superintendent
Hauppauge, New York                                   of Pinelawn Memorial Park.  Outdoors man
                                                      and environmentalist.                                 564.420

Daniel Wolfson, MD     Director                       Former Resource Manager, Farm &
Age 41                 (since 1995)                   Wilderness Foundation, Plymouth, VT.
Woodstock, Vermont                                    Developed forest & wildlife habitat for
                                                      conservation area.  B.S. Environmental
                                                      Studies, Hampshire College.  M.S. Resource
                                                      Management, Antioch University.
                                                      Presently first year Medical
                                                      Resident, Springfield, MA.                            302.124

                                       -5-






John C. Breitenbach    Director                       Former History Teacher.
Age 45                 (since 2000)                   Town Planning Administrator
Silver Bay, New York                                  Village Volunteer Fireman,
                                                      Clerk Warren County Family
                                                      Court, drafted storm water and
                                                      water quality preservation regulations
                                                      for county and city and Lake George
                                                      Basin. Admitted to NY Bar, 1999.                      65.978

c) (1) *Interested person, as defined in the Investment Company Act of 1940. Maurice L. Schoenwald is Secretary and minority shareholder of Accrued Equities Inc., the Advisor. David Schoenwald is majority shareholder and president of Accrued Equities, Inc. David Schoenwald is Maurice's Son. Accrued Equities Inc., is the Fund's investment advisor and principal underwriter.

          d- Compensation Table for Fund Directors and Fund Paid Staff

Fund Staff Earning More Than $60,000 from Fund:               None
Annual Total Compensation of Each Director:                   $500.00
Income of Directors from other mutual funds:                  None
Compensation From Fund of Directors part of manager:          None
Retirement Benefits from Fund for Staff or Director:          None

Compensation of Directors and Officers. A four hundred dollar fee was paid to each "uninterested" director by the Fund for the preceding year. No compensation was paid to each "interested" Directors and Officers. No other compensation is or was paid. Interested officers and directors are paid by the manager. Coach travel expense to director meeting which exceed 500 miles will be paid to the extent that the expense is incurred.

                                  e- Sales Load

Certain categories of people or institutions may invest in the Fund without paying a sales charge. These include current and retired directors, officers and employees of the Fund or the Fund's advisor and their families, registered representatives of brokers distributing the Fund's shares who are purchasing for their own personal account, Non Profit or Charitable organizations (as defined in Section 501 C(3) of the Internal Revenue Code) investing $25,000 or more and clients of investments advisors purchasing for their own accounts who are charged ongoing management fees for their advisors services. Persons in the above categories must make their status as such known to the Fund's transfer agent.

(See Prospectus).

Item 14

               Control Persons and Principal Holders of Securities

The following persons own of record, or beneficiary five percent (5%) or more of the Fund's shares:

Name                       Ownership           #Shares       % of Total on
                                                             12/31/2000

None

As of December 31, 2000 the number of shares and percentage of the total number of shares owned by record or beneficially by the Directors and Officers of the Fund are respectively 13,675.311 and 1.07 % of the outstanding shares of the Fund.

Item 15

                      Investment Advisor and Other Services

                              a- Investment Manager

The Investment Advisor/Manager is Accrued Equities, Inc. of 150 Broadhollow Road, Suite 306, Melville NY 11747. The telephone number is (631) 423-7373. This is a New York Corporation, organized in 1954. Subsequently it had a sister corporation called Resale Accrued Equities with which it merged, and the surviving corporation, Resale Accrued Equities, Inc., then changed its name to Accrued Equities, Inc.

The original investment clients of Accrued Equities, Inc. were limited to legal clients of Maurice Schoenwald. Since 1966 the company has offered investments to the public.

The controlling stockholder and President of the Investment Manager is David J. Schoenwald. He is also President of the Fund. David J. Schoenwald is presently serving as legal counsel to Accrued Equities, Inc. David J. Schoenwald is a member of the law firm of Schoenwald & Schoenwald P.C.

Maurice L. Schoenwald is Secretary and Vice President of the Investment Manager and Chairman of the Board of Directors of the Fund. He is a minority stockholder of Accrued Equities, Inc.

Under the Management Agreement, the Manager receives a monthly fee from the Fund at the following annual rates based on the average net assets of the Fund at the end of each month:

         Annual Rate                  Assets
         1%                           First $10 million
         .75%                         Amounts over $10 million
         .50%                         Amounts over $30 million
         .45%                         Amounts over $100 million

For the year ended December 31, 2000 the Manager/Advisor received $326,634.00 for its advisory fee. For the year ended December 31, 1999 the Manager /Advisor received $262,917 for its advisory fee. For the year ended December 31, 1998 the Manager/Advisor received $281,189 for its advisory fee.

In addition to the management fee, the Fund pays other expenses incurred in its operation including, among others, taxes, brokerage commission, fees of directors who are not affiliated with the manager, securities registration fees, charges of custodians, shareholders services and transfer agent services, dividend disbursing and reinvestment expenses, auditing and legal expenses, the typesetting costs involved in the printing of the Prospectus sent to existing shareowner, costs of shareowner's reports, and the cost of printing prospectuses for distribution to non-shareholders are paid for by the manager.

Under the Management Agreement, if total expenses of the Fund for any fiscal year, including the management fee, but excluding interest, taxes, brokerage commissions and extraordinary expenses excludable by state laws, exceed the applicable expense limitations set by states securities regulations in those states in which the company may make regular sales, the Manager will reduce its compensation by the amount by which such expenses exceed state limitations.

The Manager may, as required, lease at the expense of the Fund office space. Other Fund expenses include the cost of telephone equipment and usage, and supplies and customary clerical and professional services including preparation of reports, forms, tax returns, distributions, shareholder inquiries, net asset valuations, bookkeeping and like services.

The Management Agreement was approved by the Fund's Board of Directors (including a majority of Independent Directors) on September 22, 2000.

The Management/Advisory Agreement must be approved each year by (a) a vote of the Board of Directors of the Fund, or (b) a vote of the share owners, and in either case, by a majority of the independent directors. Any changes in the terms of the Management Agreement must be approved by the share owners. The Management Agreement automatically terminates upon its assignment. In addition, the Management Agreement is terminable at any time without penalty by the Board of Directors of the Fund or by a vote of the holders of a majority of the Funds outstanding shares (as defined above) on sixty (60) days notice to the manager and by the manager on sixty (60) days notice to the Fund.

Personal Investment Policy. The Fund and Accrued Equities, Inc. have adopted a personal investing policy consistent with Investment Company Institute guidelines.

                            b- Principal Underwriter

The principal distributor of the Fund is Accrued Equities, Inc. of 150 Broadhollow Road, Melville, New York 11747. Fund shares are offered on a best efforts continuous basis. David and Maurice Schoenwald are Officers of Accrued Equities, Inc. and New Alternatives Fund, Inc.

c) Services Provided by Investment Adviser & Fund Expenses Paid by Third Parties

As described in the prospectus, Accrued Equities, Inc. is manager and investment advisor providing services under the Advisory Agreement. Accrued Equities, Inc. manages the Fund's assets.

                              d-Service Agreements

Custodian: The Fund's present Custodian is United Missouri Bank, but the Fund plans to change Custodians such that as of May 1, 2001, the Custodian of the Fund will be PFPC Trust Company, 400 Dellevue Parkway, Wilmington, DE 19809. The Fund's cash securities are kept with the Custodian. The Fund pays the Custodian pursuant to a regular schedule of charges based on a schedule agreed on from time to time by the Fund and the Custodian.

The Custodian attends to the collection of proceeds of securities sold by the Fund, collection and deposit of dividends and disbursements for the cost of securities.

Transfer Agent and Dividend Paying: PFPC Inc., 211 South Gulph Road, PO Box 61503, King of Prussia PA 19406-9993 serves as the Transfer Agent and Dividend Paying Agent for the Fund, pursuant to an agreement effective October 1, 1993.
Telephone: (610) 239- 4600.

Payments to PFPC and its predecessors over the past three years were as follows:

                  Custodian                Transfer Agent             Pricing
2000              $22,540                  $43,920                    $33,977
1999              $20,075                  $43,800                    $31,481
1998              $20,075                  $43,800                    $30,726

Independent Auditor: Joseph A. Don Angelo, CPA , 22 Jericho Turnpike, Mineola, New York 11501. The independent accountant provides audit services, review of tax returns, preparation and review of certain documents to be filed with the Securities and Exchange Commission. He has served the Fund for the year 2000.

                             e- Dealer Re-allowance

Purchase Amount            Sales Commission          Dealer Re-allowance        Sales Commission
                           As a Percentage of        as a Percentage of         as a Percentage of
                           Offering Price            Offering Price             Net Asset Value
                           --------------            --------------             ----------------

$2,500 to $25,000               4.75%                     4%                        4.987%
$25,001 to $100,000             3.85%                     3%                        4%
$100,001 or more                2.91%                     2%                        3%

Item 16

                    Brokerage, Allocation and Other Practices

Accrued Equities Inc. is a registered broker/dealer, but it will not engage in brokerage or equity securities of the type which would be included in the Fund's portfolio. No officer or Director of the Fund or its distributor is associated with any firm having an economic interest in general stock brokerage activities.

The choice of a broker will be made by the Manager without benefit to any director or controlling person. Allocation of brokerage transactions, including their frequency, will be made in the best judgement of the Manager and in a manner deemed fair and reasonable to the shareholders, rather than by any formula.

The primary consideration in all portfolio securities transactions is prompt and reliable execution of orders at the most favorable net price. However, as long as the primary consideration is satisfied, the Manager may give consideration in the selection of broker/dealers to the research provided (including analysis and reports concerning issuers, industries, securities, economic factors and trends) by such firms, and payment may be made of a fee higher than that charged by another broker/dealer if the manager deems such allocation of brokerage to be fair and reasonable to the shareholders.

Item 17

                              Description of Shares

The Fund's authorized capital is eight million (8,000,000) common shares of one dollar par value. There is only one class of shares.

Each share entitles the holder to one vote. Fractional shares have no rights. Share owners may vote for the election of Directors and all other appropriate and customary matters and participate proportionately in dividends of capital and net assets of the Fund on liquidation.

The common shares are fully paid and non assessable when issued, are redeemable in accordance with the provisions set forth under the heading "Redemption of Shares", and have no preference, pre-emptive or conversion rights. Fractional shares entitle the holder to the same redemption, dividend, distribution and other rights, excepting voting, as whole shares on a pro rata basis. No certificates are issued for fractional shares.

The Fund will not ordinarily issue certificates for common shares purchased. Certificates are generally unnecessary because (1) ownership of shares is evidenced by a confirmation advice after each purchase or redemption, indicating the amount invested and the purchase price per share or the amount redeemed and the redemption price per share, and the number of shares owned immediately after such transactions; and (2) redemptions and transfers may be transacted without the issuance of certificates.

Shares certificates are issued only upon the specific request of the shareowner made in writing. No charge is made for the issuance of shares certificates.

Shares may not be transferred without written permission of the manager, which is in the discretion of the manager and is generally limited to estates and gifts within a family.

At the discretion of the manager, accounts with a total value, at the time of notice, of $1,000 or less may be redeemed by the company after 10 days notice by mail to the shareholder at the last address, which the shareholder provided to the Fund.

The common shares have non-cumulative voting rights so that the holders of more than fifty percent (50%) of the shares voting for the election of Directors can elect all the directors and in such event the holders of the remaining shares voting for the election of the Directors will not be to elect any person or persons to the Board of Directors. A simple majority of those shares voted in person or by proxy participating in any duly called meeting on proper notice shall be sufficient to pass any resolutions, excepting as otherwise required by the Investment Company Act of 1940.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. Any dividends paid by the Fund from net investment income on its portfolio and any distributions of net realized capital gains will automatically be reinvested in whole or fractional shares of the Fund at net asset value on the record date unless a shareowner makes a written request for payments in cash.

If a shareholder makes a specific written request for dividends or capital gains distribution, such income or distribution payments, if any, will be paid in cash at least annually.

Item 18

                   Purchase, Redemption and Pricing of Shares

HOW TO BUY SHARES: Shares of the Fund may be purchased by sending a Share Purchase Application and a check to New Alternatives Fund, Inc. C/O PFPC Inc., 211 South Gulph Road, PO BOX 61503, King of Prussia PA 19406. The application is on the last page of the prospectus.

The Fund's shares are sold directly by the Fund with the assistance of and at the expense of Accrued Equities, Inc., which is compensated for such assistance. All checks are to be made payable to New Alternatives Fund, Inc.. Independent brokers also sell the shares of the Fund. Sales charges are the same irrespective of where or through whom you purchase. Social security numbers or tax numbers are required on the application.

The Fund and Accrued Equities Inc., the Fund's Principal Underwriter reserve the right to reject any purchase order for any reason.

Retirement Plans and IRA Accounts and all related forms of Accounts: Shares of the Fund may be purchased directly by existing retirement plans, which allow such investments.

In addition, qualified individuals may establish (with any provider of such accounts) an Individual Retirement Account ("IRA") or Roth IRA to be funded with shares of the Fund. The Fund has made arrangements with Semper Trust Company, to act as Custodian for any IRAs thus created.

Automatic Investment Plan: Shareholders meeting the investment minimum may establish an automatic investment plan wherein periodic drafts from a checking or savings account are invested in the Fund, subject to the same sales charge recited in this prospectus. Such plan may be canceled by the Fund or the investor upon written notice to the transfer agent no later than 5 business days prior to a schedule debit date.

REDEMPTION OF SHARES: There is no redemption charge. Fund shares are redeemed upon tender of the written request of any shareholder, accompanied by surrender of share certificates, if issued. All certificates and/or requests for redemption tendered must be signed or endorsed by the shareholder or shareholders in whose name or names the shares are registered. Signature or signatures must be guaranteed by a commercial bank or trust company or federally chartered savings bank, Savings and Loan Association or credit union located in the United States or having a correspondent relation with a commercial bank or trust company in the United States, or by a member firm of the New York Stock Exchange (except that guarantee of the signature or signatures on a request for redemption of $2,500 or less may be waived, if approved by the Fund). Tender shall be made at the office of the Transfer Agent PFPC, Inc., 211 South Gulph Road, PO BOX 61503, King of Prussia, PA 19406-9993.

The redemption price will be the net asset value of the Fund's shares next computed after the tender is received by the Fund. Payment of the redemption price will be made by a check drawn and issued in the U.S. within seven (7) days after receipt of the written request and certificates as described above, or if payment for the purchase of the shares to be redeemed has not been cleared by that time, the mailing of the redemption check may be postponed until proceeds of any check for the purchase price of the shares has been collected. If payment for shares are dishonored the Fund may cancel the purchase.

For further information, an interested person should call the Fund at (631) 423-7373 or (800) 423-8383.

                                 Offering Price

SALES CHARGE: The sales charge you pay when purchasing shares are set forth below.

NET ASSET VALUE: The net asset value of a Fund share is determined once daily as of the close of each day of trading on the New York Stock Exchange. Net asset value is determined by subtracting all liabilities of the Fund from the value of its total assets and dividing the resulting figure by the number of Fund shares and fractional shares outstanding.

Shares are purchased at the offering price next determined after the purchase order is received by the Fund. The price you pay for shares, the offering price, is based on the net asset value per share plus a sales load which is calculated once daily at the close of regular trading (currently 4:00 p.m., Eastern Time) each day the New York Stock Exchange is open

In determining the Fund's net asset value, securities for which current market quotations are readily available are valued in the following manner: securities traded on national exchanges are valued at the closing sales price, or, if no sale occurred, at the last price traded. Over-the-counter securities for which no sales were reported on a particular day are valued at the last closing price. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors or the persons to whom the task is delegated by the Board of Directors. The Board will continue to review its overall methods of valuation to assure that all assets are properly valued.

The daily calculation of net asset value is performed by PFPC, Inc., which also serves as transfer agent.

Item 19

                              Taxation of the Fund

Tax Status: the Fund will endeavor to qualify annually for tax treatment applicable to a regulated investment company under the Internal Revenue Code of 1954, as amended ("Code"). Pursuant to the requirements of the Code, the Fund intends to pay, at least annually, dividends representing substantially all of its net investment income. It also intends, at least annually, to distribute any realized capital gains. As a regulated investment company, the Fund will not be subject to the United States income tax on net ordinary income and net capital gains, which are distributed by the Fund, pursuant to the requirements of the "Code". The status of the Fund as a regulated investment company does not involve government supervision of management or of investment practices or policies.

For Federal income tax purposes distributions paid from the Fund's net investment income and net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions paid from long-term capital gain are taxable as long-term capital gains, whether received in cash or shares. However, shareholders not subject to tax on their income will not be required to pay Federal income taxes on amounts distributed to them. Shareholders will be notified annually as to the Federal tax status of dividends and distributions.

Subject to regulations of the Internal revenue Service, the Act may require individuals who are shareholders of the Fund to include their pro rata share of the Fund's investment expenses (such as investment advisory fees), in addition to distributions received, in computing their taxable income. Should related tax law be amended, this provision shall be amended or deemed amended to be consistent with such modified law.

Item 20

                                  Underwriters

The aggregate underwriters commissions on sales of Fund shares during the fiscal year ended December 31, 2000 was $231,221.46 and the amount retained by Accrued Equities was $148,604. The aggregate underwriters commissions by the Principal Underwriter on sales of Fund shares during the fiscal year ended December 31, 1999 was $47,268 and the amount retained by Accrued Equities was $38,726. The aggregate commission on sales of Fund shares during the fiscal ended December 31, 1998 was $90,357 and the amount retained by Accrued Equities was $57,173.

PERIOD ENDING 12/31/2000 COMPENSATION OF ACCRUED EQUITIES INC.

NAME OF           UNDERWRITING      COMPENSATION                       OTHER
PRINCIPAL         DISCOUNTS &       ON REDEMPTION    BROKERAGE         COMPEN-
UNDER-            COMMISSIONS       & REPURCHASE     COMMISSION        SATION
WRITER

Accrued
Equities, Inc.    $148,604               -0-             -0-           $326,634

Item 21

                    Investment Results and Related Statistics

The total return after deducting maximum possible one time (4.75) sales charge for the one year period ending December 31, 2000 was 44.57%. The average annual total returns for the five and ten year periods ended on December 31, 2000 were 12.17% and 10.76% respectively, and 11.55% since inception of the Fund.

These fund results were calculated according to a standard formula, which requires that the Fund reduce its performance by the maximum sales charge of 4.75%. Results of the Fund would be higher if they were calculated at net asset value.

The Russell 2000 Index represents a stock index. This index is not managed and does not reflect sales charges, commissions or expenses.

The managers believe and assert that because of the focus of the Fund on alternative energy, the environment and socially responsible concerns, there is presently no comparable fund and no properly applicable stock index.

 The average annual total return (T) is computed using the value at the end of the period (ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission:

                                  P(1+T)/n/+ERV

The following assumptions will be reflected in computations made in accordance with formula stated above: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced for the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year may also be computed utilizing ending values as determined above.

Item 22

                               Financial Statement

                            Part C: Other Information

                                                                    File 2 74436
                                                                   File 811 3287

                           New Alternatives Fund, Inc.

Item 23

                        Financial Statements and Exhibits

a-(1) Charter is now in effect. Exhibit #1 (previously filed through Edgar system. See Post- Effective Amendment No. 16 filed April 1997).

b-(2) By-Laws, Exhibit #2 (previously filed through Edgar system. See Post-Effective Amendment No. 16 filed April 1997).

c-(3)    Voting trust. Not applicable.

d-(5) Copy of Investment Management Agreement. Exhibit #4 (previously filed through Edgar system. See Post-Effective Amendment No. 16 filed April
         1997).

e-(6) Copy of Underwriting Agreement. Exhibit #5 (previously filed with Amendment(s) through Edgar system. See Post-Effective Amendment No. 16 filed April 1997).

f-(7)    Profit Sharing and related plans. None.

g-(8)    Copy of Custodian Agreement - (previously filed-United Missouri Bank).

h-(9) Copies of Materials Agreement - (previously filed herein for through Edgar. See Post- Effective Amendment No. 17 filed March 1998). The agreements below have been assigned by First Data Investor Services Group, Inc. to PFPC, Inc.
         A. Transfer Agent: First Data Investor Services Group, Inc.
         B. Accounting Services: First Data Investor Services Group, Inc.
         C. Custody Administration: First Data Investor Services Group, Inc.

i-(10)   Opinion of Counsel. Exhibit #6 (filed with 24F-2 statement).

j-(11) Other Opinions and Consents. Consent of Independent Auditor Joseph Don Angelo CPA filed herewith.

k-(12)   Financial Statements part 17. (Included in Prospectus).

l-(13) Copies of agreements in connection with original capital. Exhibit #9 (previously filed).

m-(14)   Copies of 12b-1 plan. None.

n-(15)   Financial Data Schedule. None.

o-(16)   Rule18f-3 plan. None.

Item 24

          Persons Controlled by or Under Common Control with the Fund.

This section is not applicable, excepting that David J. Schoenwald is the controlling (72.33%) stockholder of Accrued Equities, Inc.. Maurice L. Schoenwald is a minority (27.66) stockholder of Accrued Equities, Inc. Maurice
L. Schoenwald is Vice President and Chairman of the Board of Directors of the Fund and owns 5516.653 shares or .432% of the Fund of record and beneficially. David J. Schoenwald, President of the Fund and the son of Maurice L. Schoenwald owns 4009.198 shares or .314% of the Fund.

New Alternatives Fund, Inc (the Fund) and Accrued Equities, Inc. (the Manager/Advisor and Principal Underwriter) are New York Corporations.

There is only one class of securities, common stock, at one dollar par value. There were 2523 holders of record of such shares on December 31, 2000.

Item 25

                                 Indemnification

In the event of a claim in connection with the securities registered, the registrant will, unless in the opinion of Counsel the matter may be settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not indemnification is consistent with public policy as expressed in the securities laws that may be applicable and will be governed by the final adjudication of such issue.

On September 1, 2000 customary Directors and Officers Insurance was renewed with Twin City Fire Insurance Company (Hartford Specialty Company). Such insurance policy requires and provides that the company (Fund) have in effect by-laws and resolutions or provisions providing for indemnification to the Insured permitted and or required under applicable law. The Board of Directors approved all change in documents necessary to obtain such insurance. The Board of Directors, ratified the Fund's insurance selection at the directors meeting on September 22, 2000. There are now in effect provisions for indemnification of officers and directors to the extent permitted or required under all applicable laws, including requirements of the Securities Act of 1933 and all of the rules and regulations thereunder.

Item 26

            Business and other Connections of the investment Advisor.

David J. Schoenwald is President of Accrued Equities, Inc. and an attorney licensed in the state of new York. The business address of Accrued Equities, Inc. and David J. Schoenwald is 150 Broadhollow Road, Suite 306, Melville, NY 11747. Maurice L. Schoenwald, is Secretary of Accrued Equities, Inc. and a largely retired attorney in private practice in Florida.. Accrued Equities, Inc. has managed in the past real property, loans, mortgages and has been a broker-dealer in investment contracts and a broker of investment contracts for receiverships initiated by the Securities and Exchange Commission. The residence and business address of Maurice L. Schoenwald is 5270 Gulf Of Mexico Drive, Unit 503, Longboat Key, FL 34228.

Item 27

                             Principal Underwriters

The only underwriter is Accrued Equities, Inc.. Its relationship and history are described in the Prospectus. There are no other underwriting relationships. The President and majority shareholder of the underwriter is David J. Schoenwald of 150 Broadhollow Road, Suite 306, Melville, NY 11747. He is also the President of the Fund. The Vice President and minority shareholder of the underwriter is Maurice L. Schoenwald of 5270 Gulf Of Mexico Drive Unit 503 Longboat Key, FL 34228. He is Secretary of the Fund and Chairman of the Board of Directors of the Fund. The underwriting is on a "best efforts" basis only. Checks for the purchase of securities by the investors shall be made payable directly to the Fund. The role of the Underwriter is to organize, finance, manage, advertise, promote, provide clerical and administrative services, to act as investment manager and to develop and control relationships with broker/dealer when and if they arise.

The Fund will pay the Underwriter as described in the Prospectus. As sales agreements are executed with other licensed and qualified broker/dealers, payments to them will be deducted from the payments due to Accrued Equities, Inc.

There are no fees, commissions earnings past or future not fully described in the Prospectus.

Item 28

                        Location of Accounts and Records

All books and records required will be in the care of David J. Schoenwald, President of the Fund, or Maurice Schoenwald, Secretary of the Fund at 150 Broadhollow Road, Suite 306 Melville, NY 11747, except those within possession of the Custodian and Transfer Agent described in the Prospectus.

Certain accounting records are maintained at the offices of PFPC, Inc. Records concerning shareholders' accounts are maintained by the Fund's Transfer Agent, PFPC, Inc. 211 South Gulph Road, PO BOX 61503, King of Prussia, PA 19406. Records covering portfolio transactions are maintained by the Fund's Custodian, United Missouri Bank, 928 Grand Avenue, Kansas City, MO 64141, PFPC. Inc. and by the Fund.

Item 29

                               Management Services

There is no management service contract excepting those services described in the Prospectus and Statement of Additional Information.

Item 30

                                  Undertakings

As reflected in the Prospectus, the Fund undertakes to provide each person to whom a prospectus is delivered with a copy of the Fund's latest annual report to shareholders, upon request and without charge.

                                     ANNUAL
                                FINANCIAL REPORT





                               DECEMBER 31, 2000

                           NEW ALTERNATIVES FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000

                                     ASSETS

Investment securities at market value
(Cost: $25,780,524.60) (Notes 2A and 5)...................   $ 42,057,871.88
Bank Money Market deposits................................        400,000.00
U.S.Treasury Bills at market..............................     10,373,245.06
Cash......................................................        307,875.89
Receivables: Dividends....................................         18,482.00
             Interest.....................................            999.31
             Portfolio securities sold....................        226,742.42
             Subscriptions................................         95,301.96
                                                             ---------------

TOTAL ASSETS                                                 $ 53,480,518.52
                                                             ===============

                                   LIABILITIES

Payables:
Securities purchased......................................   $    281,030.00
Redemptions payable.......................................          5,031.88
Advisory fee..............................................         30,365.85
Transfer Agent and Fund Pricing-PFPC, Inc.................         20,105.75
Other.....................................................         17,812.86

Dividend distribution payable.............................        351,978.35
                                                             ---------------

TOTAL LIABILITIES ........................................        707,025.69
                                                             ---------------

NET ASSETS                                                   $ 52,773,492.83
----------                                                   ===============

                             ANALYSIS OF NET ASSETS

Net capital paid in shares of capital stock...............   $ 36,495,823.32
Distributable earnings....................................     16,277,669.51
                                                             ---------------

NET ASSETS (equivalent to $41.29 per share based on
1,278,028.103 shares of capital stock outstanding)           $ 52,773,492.83
                                                             ===============

The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                                DECEMBER 31, 2000

                                                                 Year End            Year End
                                                                 12/31/00            12/31/99
FROM INVESTMENT ACTIVITIES:

Net investment income                                         $   455,876.19      $   292,440.39
Net realized gain from security transactions                    2,569,855.91        1,936,440.15
Unrealized appreciation (depreciation) of investments          13,519,894.43          402,437.36
                                                              --------------      --------------

Increase (decrease) in net assets derived
from investment activities                                     16,545,626.53        2,631,319.90
                                                              --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income dividends to shareholders             (455,376.84)        (292,386.17)

Distributions to shareholders                                  (2,569,911.98)      (1,936,440.27)

FROM CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) from
Capital transactions (note 3)                                   6,697,208.80         (868,251.00)

INCREASE (DECREASE) IN NET ASSETS:                             20,217,531.28         (465,757.54)

NET ASSETS AT:

Beginning of the period                                        32,555,961.55       33,021,719.09
                                                              --------------      --------------

END OF THE PERIOD                                             $52,773,492.83      $32,555,961.55
                                                              ==============      ==============

The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2000

COMMON STOCKS: 79.70%

                                           SHARES         MARKET VALUE
ALTERNATE ENERGY AS A GROUP: 42.01%

ALTERNATE ENERGY (GENERAL): 12.23%
*Americas Power Partners Inc.               30000      $       22,500.00
*Calpine                                    70000           3,154,375.00
*Capstone Turbine Corp.                      5000             140,000.00
*Evercel Inc.                                5000              45,625.00
Idacorp                                     63000           3,090,937.50
                                                           -------------
                                                            6,453,437.50
                                                           -------------

ALTERNATE ENERGY (FUEL CELL): 23.50%
*Ballard Power Systems                       7500             473,671.88
*FuelCell Energy, Inc.                     150000          10,284,375.00
*H Power Corp.                              15000             115,312.50
*Mechanical Technology                     180000             630,000.00
*Medis Technologies Ltd.                    10000             162,500.00
*Plug Power                                 50000             734,375.00
                                                           -------------
                                                           12,400,234.38
                                                           -------------

ALTERNATE ENERGY (SOLAR CELL): 06.28%
*AstroPower                                 60000           1,882,500.00
*Emcore                                     25000           1,175,000.00
*Evergreen Solar Inc.                       20000             135,000.00
*Spire Corporation                          30000             121,875.00
                                                           -------------
                                                            3,314,375.00
                                                           -------------

CLEAN WATER: 08.90%
American Water Works                       100000           2,937,500.00
Ameron                                      30000           1,117,500.00
Pall Corp.                                  30000             639,375.00
                                                           -------------
                                                            4,694,375.00
                                                           -------------

ENERGY CONSERVATION
(ELECTRIC): 04.33%

*American Superconductor Corp.              25000             714,062.50
*Cree                                       30000           1,065,937.50
*Intermagnetics General Corp.               30150             505,012.50
                                                           -------------
                                                            2,285,012.50
                                                           -------------

NATURAL FOODS: 01.34%
*United Natural Foods                       40000             705,000.00
                                                           -------------

The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000

                                                    SHARES     MARKET VALUE

ENVIRONMENTAL (GENERAL): 01.17%
*Flow International                                  40000   $      440,000.00
Johnson Outdoors, Inc.                               30000          176,250.00
                                                             -----------------
                                                                    616,250.00
                                                             -----------------

RECYCLING: 01.23%
Caraustar Industries                                 10000           93,750.00
Commercial Metals                                    25000          556,250.00
                                                             -----------------
                                                                    650,000.00
                                                             -----------------

NATURAL GAS
TRANSMISSION & DISTRIBUTION: 16.91%
El Paso Energy Corp.                                 47000        3,366,375.00
Keyspan                                              80000        3,390,000.00
Kinder Morgan                                        20000        1,043,750.00
NUI Corp.                                            35000        1,126,562.50
                                                             -----------------
                                                                  8,926,687.50
                                                             -----------------

OTHER (FUEL CELL COMPONENTS): 02.13%
Delphi                                              100000        1,125,000.00
                                                             -----------------

OTHER (INDUSTRIAL GASES
& COAL GASIFICATION): 01.68%
Praxair                                              20000          887,500.00
                                                             -----------------


TOTAL COMMON STOCK (COST $25,780,524.60)                     $   42,057,871.88
                                                             =================

MARKET DEPOSITS AND U.S. TREASURY BILLS:
SOCIALLY CONCERNED BANKS
Alternatives Federal Credit Union                            $      100,000.00
Chittenden Bank                                                     100,000.00
Community Capital Bank                                              100,000.00
South Shore Bank                                                    100,000.00

U.S. Treasury Bills (Cost $10,341,251.72)                        10,373,245.06
                                                             -----------------

TOTAL MARKET DEPOSITS AND TREASURY BILLS                         10,773,245.06
                                                             =================

Total Common Stock (79.70%)                                  $   42,057,871.88
Bank Money Market and U.S. Treasury bills (19.66%)               10,773,245.06
                                                             -----------------
TOTAL INVESTMENTS                                            $   52,831,116.94
                                                             =================

*Securities for which no cash dividends were paid during the fiscal year.

The accompanying notes are an integral part of these financial statements.

                 VALUE OF $10,000 INVESTMENT OVER PAST 10 YEARS


          Fund                S&P 500             Russell 2000

    01/01/1991      $ 9,525.00     $10,000.00     $10,000.00
          1991      $11,959.50     $13,000.10     $14,604.00
          1992      $12,548.20     $13,966.40     $17,293.00
          1993      $12,910.50     $15,361.20     $20,558.00
          1994      $12,431.00     $15,618.10     $20,183.00
          1995      $14,854.30     $21,394.90     $25,925.00
          1996      $16,631.90     $26,290.80     $30,201.00
          1997      $18,696.70     $35,121.10     $36,955.00
          1998      $16,821.30     $45,185.10     $36,014.00
          1999      $18,304.30     $54,716.10     $43,670.00
          2000      $27,779.00     $49,719.70     $42,350.00


                                [GRAPH OMITTED]


    Past Performance is not Predictive of Future Performance.
Average Annual Return (after deducting maximum sales charge):
        One Year 44.57%; Five Years 12.17%; Ten Years 10.76%.

                           NEW ALTERNATIVES FUND, INC.
                      NOTES TO FINANCIAL STATEMENT FOR THE
                         PERIOD ENDING DECEMBER 31, 2000

1) ORGANIZATION - The Fund is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations September 3, 1982.

2) ACCOUNTING POLICIES - The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of these financial statements. The policies are in conformity with generally accepted accounting principles:

A. SECURITY VALUATION - Listed investments are stated at the last sale price at the closing of the New York Stock Exchange, the American Stock Exchange and the NASD National Market System on December 31, 2000 and at the mean between the bid and asked price on the over the counter market. The investment objective of the Fund is to seek long term capital gains by investing in common stocks that provide a contribution to a clean and sustainable environment.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date order to buy or sell is executed). Realized gains and losses from security transactions are reported on a first in, first out basis if not traded on the day of valuation. Short-term notes are stated at amortized cost which approximates fair value.

C. INVESTMENT INCOME AND EXPENSE RECOGNITION - Dividend income is recorded as of the ex-dividend date. Expenses are accrued on a daily basis.

D. FEDERAL INCOME TAXES - No provision for federal income tax is believed necessary since the Fund intends to distribute all its taxable income to comply with the provisions of the Internal Revenue Code applicable to investment companies. The aggregate cost of the securities owned by the Fund on December 31, 2000 for federal tax purposes is $25,780,524.60.

3) CAPITAL STOCK - There are 8,000,000 shares of $1.00 par value capital stock authorized. On December 31, 2000, there were 1,278,028.103 shares outstanding after the dividend. There were 1,211,783.131 shares before the dividend. Aggregate paid in capital including reinvestment of dividends was $36,495,823.32. Transactions in capital stock were as follows:

                                     Year End 12/31/00                         Year End 12/31/99
                                     -----------------                         -----------------
                                     Shares          Dollar Amount             Shares            Dollar Amount
Capital stock sold                   215,002.185     $   9,141,665.09            46,069.906      $ 1,374,751.12
Capital stock issued
Reinvestment of dividends             64,651.702     $   2,673,343.38            69,268.047      $ 1,998,381.51
Redemptions                         (129,982.632)    $  (5,117,799.67)         (143,934.592)     $(4,241,383.63)
                                     -----------     ----------------           -----------      --------------
Net Increase (Decrease)              149,671.255     $   6,697,208.80           (28,596.639)     $  (868,251.00)
                                     ===========     ================           ===========      ==============

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES - Pursuant to agreements, Accrued Equities, Inc. serves as investment advisor to the Fund. The Fund pays to Accrued Equities, Inc. an annual management fee of 1.00% of the first $10 million of average net assets; 0.75% of the next $20 million; and 0.50% of net assets over $30 million and 0.45% of assets over $100 million. If the net annual expenses of the Fund (other than interest, taxes, brokerage commissions, extraordinary expenses) exceed the most restrictive limitation imposed by any state in which the Fund has registered its securities for

                           NEW ALTERNATIVES FUND, INC.
                      NOTES TO FINANCIAL STATEMENT FOR THE
                         PERIOD ENDING DECEMBER 31, 2000

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES (continued):

sale, Accrued Equities, Inc. reduces its management fee by the amount of such excess expenses. The annualized expense ratio for the period ended December 31, 2000 was 1.11%. The Fund pays no remuneration to its officers, two of whom are also officers of Accrued Equities, Inc.. Accrued Equities, Inc. is the principal underwriter for the Fund. There is a commission of 4.75% on most new sales. The commission will be shared with other brokers who actually sell new shares. Their share of the commission may vary. The Fund paid Accrued Equities, Inc. $48,591 in underwriting fees in 2000. The Fund also paid Accrued Equities, Inc. $100,013 in commissions in 2000.

5) PURCHASES AND SALES OF SECURITIES - During the Year ended December 31, 2000 the aggregate cost of securities purchased totaled $21,883,358.00. Net realized gains were computed on a first in, first out basis. The amount realized on sales of securities for the Year ended December 31, 2000 was $21,588,711.00.

                           NEW ALTERNATIVES FUND, INC.
                              FINANCIAL HIGHLIGHTS
                STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

                  For each share of capital stock outstanding*

                                       Year        Year        Year        Year         Year       Year       Year        Year
                                        End         End         End         End          End        End        End         End
                                      12/31       12/31       12/31       12/31        12/31      12/31      12/31       12/31
                                       2000        1999        1998        1997         1996       1995       1994        1993
NET ASSET VALUE AT BEGINNING
OF PERIOD                             $28.85      $28.54      $32.07      $30.87       $30.51     $28.14     $30.00      $29.95
                                      ------      ------      ------      ------       ------     ------     ------      ------

Investment Income                       $.79        $.66        $.52        $.64         $.73       $.75       $.72        $.62

Expenses                                 .42         .38         .37         .38          .39        .40        .40         .33
                                      ------      ------      ------      ------       ------     ------     ------      ------

Net Investment Income                    .37         .28         .15         .26          .34        .35        .32         .29
Net realized & Unrealized
gain (Loss) on investment              14.93        2.14       (3.22)       3.16        3.72         5.14     (1.43)        .58
                                      ------      ------      ------      ------       ------     ------     ------      ------

Total from Investment operations       15.30        2.42       (3.07)       3.42         4.06       5.49      (1.11)        .87

Distributions from net
investment income                       (.37)       (.28)       (.15)       (.26)        (.34)      (.35)      (.32)       (.29)
Distributions from net
realized gain                          (2.12)      (1.83)       (.16)      (1.96)       (3.36)     (2.77)      (.43)       (.53)
                                      ------      ------      ------      ------       ------     ------     ------      ------

Total Distributions                    (2.49)      (2.11)       (.31)      (2.22)       (3.70)     (3.12)      (.75)       (.82)

Net change in net asset value          12.44         .31       (3.53)       1.20          .36       2.37      (1.86)        .05
Net asset value as of end
of the period (after dividend)         41.29       28.85      $28.54       32.07        30.87      30.51      28.14       30.00
                                      ======      ======      ======      ======       ======     ======     ======      ======

Total return
                                        51.7%        8.5%        (10%)      11.1%        13.3%      19.5%      (3.7)%       2.9%
(Sales load not reflected)

Net assets, end of period            $52,773     $32,555     $33,021     $37,941      $35,549    $32,236    $28,368     $31,567
Ratio of operating expense
to net assets**                         1.11%       1.13%       1.18%       1.15%        1.21%      1.28%      1.30%       1.11%
Ratio of net investment income
to average net assets**                 1.01%        .89%        .49%        .79%        1.04%      1.12%      1.04%        .96%
Portfolio turnover                      59.7%       87.3%       32.4%       53.9%        51.2%     48.72%     33.00%      18.36%

Number of shares outstanding       1,211,783   1,058,230   1,156,952   1,111,377    1,038,561    965,769    984,847   1,026,460
at end of period***

                                      Year       Year        Year        Year        Year        Year       First
                                       End        End         End         End         End         End       Seven
                                     12/31      12/31       12/31       12/31       12/31       12/31      Months
                                      1992       1991        1990        1989        1988        1987     4/30/83
                                                                                                             ****
NET ASSET VALUE AT BEGINNING
OF PERIOD                            $29.19     $24.62      $27.57      $22.55      $18.85      $22.43     $12.50
                                     ------     ------      ------      ------      ------      ------     ------

Investment Income                      $.62       $.72        $.70        $.73        $.67        $.40       $.38

Expenses                                .28        .29         .27         .26         .25         .16        .20
                                     ------     ------      ------      ------      ------      ------     ------

Net Investment Income                   .34        .43         .43         .47         .42         .24        .18
Net realized & Unrealized
gain (Loss) on investment              1.10        5.86      (2.53)       5.41        4.09       (3.21)       3.08
                                     ------     ------      ------      ------      ------      ------     ------

Total from Investment operations       1.44       6.29       (2.10)       5.88        4.51       (2.97)      3.26

Distributions from net
investment income                      (.34)      (.43)       (.43)       (.47)       (.42)       (.24)      (.18)
Distributions from net
realized gain                          (.34)     (1.29)       (.42)       (.39)       (.39)       (.38)      (.19)
                                     ------     ------      ------      ------      ------      ------     ------

Total Distributions                    (.68)     (1.72)       (.85)       (.86)       (.81)       (.62)      (.37)

Net change in net asset value           .76       4.57       (2.95)       5.03        3.71       (3.59)      2.89
Net asset value as of end
of the period (after dividend)        29.95      29.19       24.62       27.57       22.55       18.85      15.39
                                     ======     ======      ======      ======      ======      ======     ======

Total return
                                        4.9%      25.6%       (7.6)%      26.0%       23.9%       (2.6)%     10.4%
(Sales load not reflected)

Net assets, end of period           $28,896    $23,931     $16,433     $11,893      $6,162      $4,133       $163
Ratio of operating expense
to net assets**                        1.04%      1.18%       1.27%       1.25%       1.24%        .80%      1.08%
Ratio of net investment income
to average net assets**                1.25%      1.74%       2.08%       2.20%       2.18%       1.23%      1.69%
Portfolio turnover                    13.10%     21.50%      24.70%      14.60%      25.88%       8.57%     74.50%

Number of shares outstanding        945,006    776,974     646,664     419,212     264,414     212,704     10,592
at end of period***


*    All adjusted for two for one share split on July 26, 1985 and January 2,
     1990

**   Annualized and includes state taxes

*** Shares immediately prior to dividend - Fund commenced operation on September 3, 1982

**** At this time the fund was on a fiscal year. Table for 1983-1987 is available on request. Deleted to make space.

The accompanying notes are an integral part of these financial statements.

                           NEW ALTERNATIVES FUND, INC.
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDING DECEMBER 31, 2000

INVESTMENT INCOME:

Dividends .....................................................   $   483,292.75
Interest ......................................................       476,413.69
                                                                  --------------
Total Income ..................................................       959,706.44
                                                                  --------------

EXPENSES:

Management fee (note 4) .......................................       326,634.02
Custodian fees:  United Missouri Bank .........................        22,540.00
State taxes ...................................................           431.88
Auditor .......................................................         4,836.00
Directors .....................................................         2,679.12
Filing fees ...................................................        11,199.60
Postage and printing ..........................................        14,640.00
Bond and insurance ............................................         6,474.54
Transfer Agent-PFPC ...........................................        43,920.00
Fund Pricing-PFPC .............................................        33,977.50
Other (primarily Transfer Agent related fees) .................        36,497.59
                                                                  --------------
Total Expenses ................................................       503,830.25
                                                                  --------------

NET INVESTMENT INCOME .........................................       455,876.19
                                                                  --------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

REALIZED GAIN ON INVESTMENTS (NOTE 2B & 5)

Proceeds from sales ...........................................    21,588,711.00
Cost of securities sold .......................................    19,018,855.09
                                                                  --------------
Net Realized Gain .............................................     2,569,855.91
                                                                  --------------

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS:

Beginning of period ...........................................     2,757,452.85
End of period .................................................    16,277,347.28
                                                                  --------------
Total Unrealized Appreciation (Depreciation) For The Period ...    13,519,894.43
                                                                  --------------

Net Realized And Unrealized Gain (Loss) On Investments ........    16,089,750.34
                                                                  --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $16,545,626.53
                                                                  ==============

The accompanying notes are an integral part of these financial statements.

                            JOSEPH A. DON ANGELO, CPA
                             DON ANGELO & ASSOCIATES
                         22 JERICHO TURNPIKE, SUITE 100
                             MINEOLA, NEW YORK 11501




                          INDEPENDENT AUDITOR'S REPORT


To the Shareholders and
Board of Directors of
New Alternatives Fund, Inc.

We have audited the accompanying statement of assets and liabilities of New Alternatives Fund, Inc., including the schedule of investments, as of December 31, 2000, and the related statements of operations and statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The 1999 financial statements, including the 1999 portion of the statements of changes in net assets, and the 1999 and the prior years financial highlights were audited by other auditors whose report, dated February 8, 2000, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis of our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Alternatives Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in net assets for the year then ended, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

Joseph A. Don Angelo, CPA
Mineola, New York
February 9, 2001

Pursuant to the requirements of the Securities Act of 1933 and the Investment Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized in the Village of Melville, of the State of New York, on the 19th day of March 2001.

                                          NEW ALTERNATIVES FUND, INC.

                                          BY: /S/
                                              David J. Schoenwald

Pursuant to the requirements of the Securities Act of 1933 and the Investment Act of 1940, the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     SIGNATURES                   TITLE                  DATE
     ----------                   -----                  ----
/S/____________________________   President,             3/19/01       David J. Schoenwald
     David J. Schoenwald          Director

/S/____________________________   Vice President,        3/19/01     Maurice L. Schoenwald
    Maurice L. Schoenwald         Director
                                  (Chairman)


Pursuant to the requirements of the Securities Act of 1933 and the Investment Act of 1940, the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     SIGNATURES                   TITLE                                 DATE
     ----------                   -----                                 ----

/S/__________________________     President and                         3/19/01
David J. Schoenwald               Director

/S/__________________________     Vice President, Secretary,            3/19/01
Maurice L. Schoenwald             Treasurer and
           Director

*/S/_________________________     Director                              3/19/01
Arthur Kaplan

*/S/_________________________     Director                              3/19/01
Sharon Reier

*/S/_________________________     Director                              3/19/01
Dorothy Wayner

*/S/_________________________     Director                              3/19/01
Dudley Clayton

*/S/_________________________     Director                              3/19/01
Lena Clayton

*/S/_________________________     Director                              3/19/01
Daniel Wolfson

*/S/_________________________     Director                              3/19/01
John C. Breitenbach

* By Maurice L. Schoenwald as Attorney in Fact.